Exhibit 99.1
FOR IMMEDIATE RELEASE
Symbotic Reports First Quarter Fiscal 2023 Results

Achieved 168% Revenue Growth Year-Over-Year
Initiated a Record Six System Deployments
Contracted Backlog Increased to $12 Billion

Wilmington, Massachusetts (January 30, 2023) -- Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, today announced financial results for its first fiscal quarter ended December 24, 2022. Symbotic posted revenue of $206.3 million, a net loss of $68.0 million and an adjusted EBITDA loss1 of $16.3 million for the first quarter of fiscal 2023. In the same quarter of fiscal 2022, Symbotic had revenue of $77.1 million, a net loss of $23.1 million and an adjusted EBITDA loss1 of $21.3 million.
“Symbotic achieved triple-digit revenue growth and added to our base of outsourcing partners during the first quarter. We are optimistic about our outlook and are poised for continued strong growth. Demand for our solutions continues to grow and our backlog increased to $12.0 billion in the quarter,” said Symbotic Chairman and Chief Executive Officer Rick Cohen.
“In addition to our 168% annual revenue growth, gross margin improved and operating expenses, excluding stock-based compensation, declined sequentially,” said Symbotic Chief Financial Officer Tom Ernst. “We initiated a record six system deployments during the first quarter as we continue to rapidly scale operations and deliver for our customers. Cash, cash equivalents and marketable securities on hand increased by $94.1 million from the prior quarter to $447.5 million, leaving us well capitalized to execute our growth strategy.”
OUTLOOK
For the second quarter of fiscal 2023, Symbotic expects revenue of $205 million to $230 million, more than double the second quarter fiscal 2022 revenue. The company also expects an adjusted EBITDA1 loss2 of $13 million to $17 million, compared to a $26.2 million adjusted EBITDA1 loss in the second quarter of fiscal 2022.
WEBCAST INFORMATION
Symbotic will host a webcast today at 5:00 pm EST to discuss its first quarter fiscal 2023 results. The webcast link is: https://edge.media-server.com/mmc/go/Symbotic-Q1-2023.
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1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP measure as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net loss, the most comparable GAAP measure.
2 Symbotic is not providing guidance for net loss, which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net loss is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

ABOUT SYMBOTIC
Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today's complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.
USE OF NON-GAAP FINANCIAL INFORMATION
Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP”), including adjusted EBITDA and adjusted gross profit. These non-GAAP measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP measures presented in this press release are reconciled to their closest reported U.S. GAAP measures. Symbotic recommends that investors review the reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.
Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net loss excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; CEO transition charges; and other non-recurring items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation and stock-based compensation. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA and adjusted gross profit non-GAAP financial measures are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.
Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding Symbotic to:
•meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;
•expand its target customer base and maintain its existing customer base;
•anticipate industry trends;

•maintain and enhance its platform;
•maintain the listing of the Symbotic Class A Common Stock on Nasdaq;
•execute its growth strategy;
•develop, design and sell systems that are differentiated from those of competitors;
•execute its research and development strategy;
•acquire, maintain, protect and enforce intellectual property;
•attract, train and retain effective officers, key employees or directors;
•comply with laws and regulations applicable to its business;
•stay abreast of modified or new laws and regulations applying to its business;
•successfully defend litigation;
•issue equity securities in connection with future transactions;
•meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;
•timely and effectively remediate any material weaknesses in our internal control over financial reporting;
•anticipate rapid technological changes; and
•effectively respond to general economic and business conditions.

Forward-looking statements also include, but are not limited to, statements with respect to:
•the future performance of our business and operations;
•backlog;
•expectations regarding revenues, expenses, adjusted EBITDA loss and anticipated cash needs;
•expectations regarding cash flow, liquidity and sources of funding;
•expectations regarding capital expenditures;
•the effects of pending and future legislation;
•business disruption;
•risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of Symbotic;
•disruption to the business due to the Symbotic’s dependency on certain customers;
•increasing competition in the warehouse automation industry;
•any delays in the design, production or launch of our systems and products;
•the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;
•any defects in new products or enhancements to existing products; and
•the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of our new products and services and any changes in our product mix that shift too far into lower gross margin products.

Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 9, 2022. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in Symbotic’s Annual Report on Form 10-K filed with the SEC on December 9, 2022, and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from adding to our base of outsourcing partners; the effects of pending and future legislation; and risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of Symbotic.
Any financial projections in this press release or discussed in the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.
Annualized, pro forma, projected and estimated numbers are not forecasts and may not reflect actual results.
This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

INVESTOR RELATIONS CONTACT
Jeff Evanson
Vice President, Investor Relations & Corporate Development
Symbotic
ir@symbotic.com
MEDIA INQUIRIES
Kimberly Zminkowski
Director, Marketing
Symbotic
mediainquiry@symbotic.com

Symbotic Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except share and per share information)

	Three Months Ended
	December 24, 2022	September 24, 2022	December 25, 2021
Revenue:
Systems	$197,901	$237,696	$71,222
Software maintenance and support	1,237	933	975
Operation services	7,174	5,783	4,867
Total revenue	206,312	244,412	77,064
Cost of revenue:
Systems	160,931	199,704	56,485
Software maintenance and support	1,671	1,166	810
Operation services	8,516	6,813	5,301
Total cost of revenue	171,118	207,683	62,596
Gross profit	35,194	36,729	14,468
Operating expenses:
Research and development expenses	50,740	43,462	22,184
Selling, general, and administrative expenses	54,023	47,575	15,359
Total operating expenses	104,763	91,037	37,543
Operating loss	(69,569)	(54,308)	(23,075)
Other income, net	1,834	1,050	22
Loss before income tax	(67,735)	(53,258)	(23,053)
Income tax expense	(251)	—	—
Net loss	(67,986)	(53,258)	(23,053)
Net loss attributable to Legacy Warehouse unitholders prior to the Business Combination	—	—	(23,053)
Net loss attributable to noncontrolling interests	(60,793)	(47,709)	—
Net loss attributable to common stockholders	$(7,193)	$(5,549)	$—

Loss per share of Class A Common Stock: (1)
Basic and Diluted	$(0.12)	$(0.10)	N/M
Weighted-average shares of Class A Common Stock outstanding:
Basic and Diluted	58,235,506	54,800,914	N/M
(1)Loss per share information has not been presented for periods prior to the Business Combination, as it resulted in values that would not be meaningful to the users of the consolidated financial statements. This has been indicated on these statements of operations as “N/M”.

Symbotic Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(in thousands, except share and per share information)
The following table reconciles GAAP net loss to Adjusted EBITDA:

	Three Months Ended
	December 24, 2022	September 24, 2022	December 25, 2021
Net loss	$(67,986)	$(53,258)	$(23,053)
Interest income	(1,833)	(1,083)	(11)
Income tax expense	251	—	—
Depreciation and amortization	1,695	1,789	1,358
Stock-based compensation	49,540	30,426	268
Business Combination transaction expenses	—	1,669	171
CEO transition charges	2,026	—	—
Adjusted EBITDA	$(16,307)	$(20,457)	$(21,267)
The following table reconciles GAAP gross profit to Adjusted gross profit:

	Three Months Ended
	December 24, 2022	September 24, 2022	December 25, 2021
Gross profit	$35,194	$36,729	$14,468
Depreciation	186	110	74
Stock-based compensation	312	—	—
Adjusted gross profit	$35,692	$36,839	$14,542

Symbotic Inc. and Subsidiaries
Supplemental Common Share Information
Total Common Shares issued and outstanding:

	December 24, 2022	September 24, 2022
Class A Common Shares issued and outstanding	58,584,690	57,718,836
Class V-1 Common Shares issued and outstanding	78,389,034	79,237,388
Class V-3 Common Shares issued and outstanding	416,933,025	416,933,025
	553,906,749	553,889,249

Symbotic Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets
(in thousands, except share data)

	December 24, 2022	September 24, 2022
ASSETS
Current assets:
Cash and cash equivalents	$350,724	$353,457
Marketable securities	96,799	—
Accounts receivable	52,327	3,412
Unbilled accounts receivable	93,821	101,816
Inventories	110,914	91,900
Deferred expenses	35,110	29,150
Prepaid expenses and other current assets	32,409	25,663
Total current assets	772,104	605,398
Property and equipment, at cost	55,662	48,722
Less: Accumulated depreciation	(25,416)	(23,844)
Property and equipment, net	30,246	24,878
Intangible assets, net	540	650
Other long-term assets	6,056	337
Total assets	$808,946	$631,263
LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$60,885	$68,448
Accrued expenses and other current liabilities	73,122	47,312
Sales tax payable	21,365	12,953
Deferred revenue, current	580,457	394,244
Total current liabilities	735,829	522,957
Deferred revenue, long-term	9,341	31,465
Other long-term liabilities	13,474	7,901
Total liabilities	758,644	562,323
Commitments and contingencies	—	—
Equity (deficit):
Class A Common Stock, 3,000,000,000 shares authorized, 58,584,690 and 57,718,836 shares issued and outstanding at December 24, 2022 and September 24, 2022, respectively	6	6
Class V-1 Common Stock, 1,000,000,000 shares authorized, 78,389,034 and 79,237,388 shares issued and outstanding at December 24, 2022 and September 24, 2022, respectively	8	8
Class V-3 Common Stock, 450,000,000 shares authorized, 416,933,025 shares issued and outstanding at December 24, 2022 and September 24, 2022	42	42
Additional paid-in capital - warrants	58,126	58,126
Additional paid-in capital	1,243,217	1,237,865
Accumulated deficit	(1,293,762)	(1,286,569)
Accumulated other comprehensive loss	(2,314)	(2,294)
Total stockholders' equity	5,323	7,184
Noncontrolling interest	44,979	61,756
Total equity	50,302	68,940
Total liabilities and equity	$808,946	$631,263

Symbotic Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended
	December 24, 2022	September 24, 2022	December 25, 2021
Cash flows from operating activities:
Net loss	$(67,986)	$(53,258)	$(23,053)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,077	1,789	1,358
Foreign currency (gains) / losses	10	47	(8)
Losses on abandonment of assets	—	—	3,469
Stock-based compensation	49,540	26,808	27
Changes in operating assets and liabilities:
Accounts receivable	(48,959)	(852)	(10,424)
Inventories	(19,096)	34,372	(11,522)
Prepaid expenses and other current assets	1,249	(78,074)	5,415
Deferred expenses	(5,963)	(28,604)	(13)
Other long-term assets	(6,107)	39	7
Accounts payable	(7,514)	(27,563)	7,059
Accrued expenses and other current liabilities	34,133	25,157	(9,047)
Deferred revenue	164,090	46,703	76,740
Other long-term liabilities	5,578	1,918	(8)
Net cash and cash equivalents provided by (used in) operating activities	101,052	(51,518)	40,000
Cash flows from investing activities:
Purchases of property and equipment	(6,990)	(7,181)	(7,505)
Purchases of marketable securities	(96,813)	—	—
Net cash and cash equivalents used in investing activities	(103,803)	(7,181)	(7,505)
Cash flows from financing activities:
Proceeds from issuance of Class A Common Units	—	—	173,796
Net cash and cash equivalents provided by financing activities	—	—	173,796
Effect of exchange rate changes on cash and cash equivalents	18	494	122
Net increase (decrease) in cash and cash equivalents	(2,733)	(58,205)	206,413
Cash and cash equivalents - beginning of period	353,457	411,662	156,634
Cash and cash equivalents - end of period	$350,724	$353,457	$363,047